Fourth Quarter Earnings Call  February 4, 2009  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • 2008 Earnings, 2009 and 2010  Earnings Forecast and Outlook  • Segment Results and Financial  Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Reported Earnings  Per  share  $1.11  $0.74  $0.00  $0.50  $1.00  $1.50  4Q 2007 4Q 2008  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $3.35  $2.47  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  $3.50  2007 2008

 Earnings From Ongoing Operations  Per  share  $0.60  $0.46  $0.00  $0.50  $1.00  4Q 2007 4Q 2008  4  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $2.60  $2.02  $0.00  $0.50  $1.00  $1.50  $2.00  $2.50  $3.00  2007 2008

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2007A* 2008A* 2009 2010  Strong Long-Term Earnings Growth  Forecast  5  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 Ongoing Earnings Overview  $(0.14) $0.60$0.46Total  (0.07)0.220.15International Delivery  0.010.090.10Pennsylvania Delivery  $ (0.08) $0.29$0.21Supply  Change  Q4  2007  Q4  2008  6  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $(0.58) $2.60$2.02Total  (0.01)0.780.77International Delivery  0.040.400.44Pennsylvania Delivery  $ (0.61) $1.42$0.81Supply  Change20072008

 Supply Segment  Earnings Drivers  0.04O&M  0.01Energy Margins -West  (0.01)Other  (0.18)Synfuel  (0.09)Financing  $0.812008 EPS – Ongoing Earnings  (0.61)Total  $(0.38) Energy Margins -East  $1.422007 EPS – Ongoing Earnings  2008  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations, and per share reconciliation  of operating income and energy margins.  7

 Pennsylvania Delivery Segment  Earnings Drivers  (0.02)O&M  (0.03)Income taxes and other  $0.442008 EPS – Ongoing Earnings  0.04 Total  $ 0.09 Delivery Margins (a)  $0.402007 EPS – Ongoing Earnings  2008  8  (a) Net of CTC/ITC amortization, interest expense on transition bonds and ancillary charges.  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.02) Effect of Exchange Rates  $0.03 Delivery Margins  (0.11) Latin American Operations  $0.772008 EPS – Ongoing Earnings  (0.01) Total  0.02 Income taxes & other  0.07 O&M  $0.782007 EPS – Ongoing Earnings  2008  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 2008 Earnings Contributions  $1.00  $1.25  $1.50  $1.75  $2.00  $2.25  $2.50  $2.75  2008A  $2.60*  Net Impact  of Asset  Divestiture  ($0.09)  $2.02*  Depreciation  ($0.03)  Energy  Margins  ($0.37)  Synfuels  ($0.18)  O&M  $0.09  2007A  10  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing  operations.  Per Share

 Expected 2009 Earnings Contributions  11  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  **Midpoint of forecast  Per Share  $1.00  $1.25  $1.50  $1.75  $2.00  $2.25  $2.50  $2.75  2008A*  $2.02*  Financing  Costs  ($0.07) Depreciation  ($0.04)  $1.75**  US Tax  Benefits  ($0.07)  Energy  Margins  $0.27  O&M  ($0.10)  Currency  ($0.17)  Other  ($0.05)  Delivery  Margins  ($0.04)  2009E

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2007A* 2008A* 2009 2010  Strong Long-Term Earnings Growth  Forecast  12  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 Cash Flow Forecast  Millions  ($300)  ($100)  $100  $300  $500  $700  2007A 2008A 2009E 2010E  Free cash flow before dividends  13  Note: See Appendix for the reconciliation of cash flow measures.

 Liquidity Profile  (1) Reported as of 12/31/2008  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  14  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $255 $285 $2,685  Bilateral Credit Facility Mar-2009 300 96 0 204  5-year Structured Credit Facility Mar-2011 300 269 0 31  364-day Credit Facility Sep-2009 385  0  0 385  $4,210 $620 $285 $3,305  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $95 $94  Asset-backed Credit Facility Jul-2009 150  0  0 150  $340 $1 $95 $244  WPD 5-year Credit Facility Oct-2009 £150 £0 £37 £113  5-year Credit Facility Jan-2013 150  0  121 29  Uncommitted Credit Facilities 65  0  8 57  Letter of Credit Facility Mar-2009 5  4  0 1  £370 £4 £166 £200

 PPL Energy Supply Collateral Profile  (Millions of Dollars)  - 500  1,000  1,500  2,000  2,500  3,000  3,500  4,000  4,500  5,000  5,500  Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit  15

 Debt Maturities  (1) PPL Electric Utilities prefunding done in 10/2008 for 2009 maturity  As of 12/31/2008  16  ($Millions) 2009 2010 2011 2012 2013  PPL Energy Supply  $0  $0 $500 $0 $737  PPL Capital Funding 201 0 0 0 0  PPL Electric Utilities 486 (1) 0 0 0 500  WPD Group  0  0 0 0 0  Sub Total  $687  $0 $500 $0 $1,237  Prefunding $400 (1) $0 $0 $0 $0  Total $287 $0 $500 $0 $1,237

 PA and International Delivery Operational Update  PA Delivery  • PPLEU completed 4 of 6 RFPs  • Bids due for 5th RFP March 30 with PUC approval expected April 2  • 2011-2013 Procurement Plan  – Evidentiary Hearings Scheduled for February 11-13  • 10% of eligible customers enrolled in Rate Phase-In Plan  International Delivery  • Distribution Price Control Review (DPCR5) is underway  17

 Supply Segment Operational Update  18  • Completed work on Montour cooling tower sub-structure and unit went back in service in November 2008  • Susquehanna set generation record in 4Q08  • Susquehanna Unit 2 up-rate of 69 MW to be completed in Spring 2009  • Federal court reversed its decision vacating CAIR  program

 19  Marketing and Trading  * Marketing included as part of total generation gross margins in 2005.  2% 5% 8% 0%M&T as % of Supply Gross Margin  *  Marketing & Trading Gross Margins  $Millions  4%  $32 $35 $41  $11  $43  $104  $122  $74  $(121)  $1  $32  $78  $145  $85  ($125)  ($75)  ($25)  $25  $75  $125  $175  2005 2006 2007 2008 2009  Marketing  Trading  Total  *

 Current Hedge Positions -Electricity and Fuel  Note: As of 12/31/2008 20  2009 2010 2011 2012  Electricity Sales  East 95% 80% 43% 23%  West 93% 72% 66% 46%  Total 95% 79% 47% 26%  Uranium 100% 100% 100% 100%  Coal  East 100% 84% 71% 49%  West 100% 100% 86% 77%  Total 100% 89% 75% 57%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.9 1.9 3.5  Keystone & Conemaugh 0.2 0.5 0.8 1.2

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of Coal, Hydro & Nuclear Output  $20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  21

 Open EBITDA  *Based on forward market prices as of December 31, 2008  2010E 2011E 2012E  Generation Output - MWh 55.5 55.8 56.7  Unhedged Gross Margin* 2,637 2,732 2,741  O&M (859) (899) (929)  Open EBITDA 1,778 1,833 1,812  Fuel 309 239 190  Power 214 92 166  Other  7 5 8  Above/ (Below) Market Value of Hedges* 530 336 364  Expected Margin 3,167 3,068 3,105  (Millions)  22

 2009 -2012 Sensitivities  EPS Impact  2009 2010 2011 2012  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00 >$0.00 ±$0.03  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±$0.01 ±$0.04 ±$0.06  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.02 ±$0.05 ±$0.07  1% Generation  Availability ±$0.02 ±$0.03 ±$0.03 ±$0.03  See Appendix A-1 for market price assumptions 23  Note: Discrete sensitivities based on changes to individual item, but which ultimately may be interrelated.  $0.05 between  USD and  British Pound  ±$0.02 ±$0.02 ±$0.02 ±$0.02

 PPL

 Market Prices  ELECTRIC   PJM   On-Peak Off-Peak ATC(2)   Mid-Columbia   On-Peak Off-Peak ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $63 $69 $69 $69  $49 $47 $51 $52 $52  $69 $55 $59 $60 $60  $65 $48 $57 $59 $59  $51 $38 $44 $46 $46  $59 $43 $52 $53 $56  $8.84 $6.11 $7.13 $7.31 $7.20  $9.85 $7.10 $8.16 $8.31 $8.19  8.3 8.9 8.4 8.3 8.4  $82.00 $158.24 $181.39 $136.79 $157.63  89.6% 90.7% 92.2% 90.9% 92.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 12/31/2008.  (2) 24-hour average.  (3) NYMEX and TZ6NNY forward gas prices on 12/31/2008.  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 PPL Supply Business Overview  2009E  Production GWh  A-2  Gas/Oil  37%  Coal  34%  Nuclear  18%  Hydro8%  QFs 3%  2009E  Installed Capacity MW  Gas/Oil  9%  Coal  52%  Nuclear  31%  Hydro  8%  Note: Graphs include tolling agreements.

 PPL’s Generation Portfolio  Total Domestic Generation: 12,184 MW  Planned Uprate Projects or Additions: 148 MW  A-3  (1) Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  (2) Includes tolling agreements.  Coal 3,500  Nuclear 2,165  Oil 1,817  Gas 2,282  Hydro 366  CTs 462  QFs 305  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2011) 28  Nuclear Uprate (2009-2010) 98  Hydro Uprate (2009) 3  Coal Uprate (2009) 11  Landfill Gas Addition (2009) 8  (1)  East 10,897 MW  (2)

 2007 Synfuel and Divested Assets  Ongoing Earnings Contributions  A-4  Synfuel Q1 Q2 Q3 Q4 2007  Synfuel Earnings $0.07 $0.01 $0.02 $0.04 $0.14  Fuel Costs 0.01 0.01 0.01 0.01 0.04  Total Synfuel Contribution $0.08 $0.02 $0.03 $0.05 $0.18  Net Impact of Asset Divestitures $0.03 $0.03 $0.02 $0.00 $0.08

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-5  303898Asset Sales  (203)Investment in Energy Project  $347$231($237 )$513Free Cash Flow before Dividends  (61)18(58)39Other Investing Activities-net  (1,762)(1,218)(1,503)(1,685)Capital Expenditures  --(293)(310)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,170$1,431$1,517$1,571Cash from Operations  2010200920082007  Note: Asset sales includes the net proceeds from the disposition of Latin American and domestic telecommunication operations in  2007 and the sale of gas and propane businesses in 2008.

 Millions  $939  $678 $752 $790  $286  $289  $582  $649  $278  $251  $428  $448  $0  $400  $800  $1,200  $1,600  $2,000  2008A 2009E 2010E 2011E  Supply PA Delivery International Delivery  $1,503  $1,887  $1,762  $1,218  Capital Expenditures by Segment  A-6

Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  A-7  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2008  Reported earnings $182 $38 $57 $277  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 130 130  Asset impairments (16) (1) (17)  Impairments & other impacts - EAs 2 2  Impairment of nuclear decom. trust investments (12) (12)  Sale of gas and propane businesses (1) (1)  104 (1) (1) 102  Earnings from ongoing operations $78 $39 $58 $175  Qtr. Ending December 31, 2007  Reported earnings $114 $13 $291 $418  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 12 12  Sale of Latin American businesses 213 213  Sale of gas and propane businesses (21) (21)  Impairment of certain transmission rights (1) (1)  Workforce reductions (4) (1) (4) (9)  7 (22) 209 194  Earnings from ongoing operations $107 $35 $82 $224  Change excluding special items ($29) $4 ($24) ($49)

 Reconciliation of Fourth Quarter Reported  Earnings and Earnings from Ongoing Operations  A-8  (Dollars Per Share)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending December 31, 2008  Reported earnings $0.49 $0.10 $0.15 $0.74  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.35 0.35  Asset impairments (0.05) (0.05)  Impairments & other impacts - EAs 0.01 0.01  Impairment of nuclear decom. trust investments (0.03) (0.03)  0.28 0.28  Earnings from ongoing operations $0.21 $0.10 $0.15 $0.46  Qtr. Ending December 31, 2007  Reported earnings $0.31 $0.03 $0.77 $1.11  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.03 0.03  Sale of Latin American businesses 0.56 0.56  Sale of gas and propane businesses (0.06) (0.06)  Workforce reductions (0.01) (0.01) (0.02)  0.02 (0.06) 0.55 0.51  Earnings from ongoing operations $0.29 $0.09 $0.22 $0.60  Change excluding special items ($0.08) $0.01 ($0.07) ($0.14)

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Millions of Dollars)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date December 31, 2008				
Reported earnings	$479	$161	$290	$930
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	251			251
Asset impairments	(16)		(1)	(17)
Impairments & other impacts - EAs	(25)			(25)
Impairment of nuclear decom. trust investments	(17)			(17)
Sale of gas and propane businesses		(6)		(6)
Off-site remediation of ash basin leak	1			1
Colstrip groundwater litigation	(5)			(5)
Synfuel tax adjustment	(13)			(13)
	176	(6)	(1)	169
Earnings from ongoing operations	$303	$167	$291	$761
Year-to-Date December 31, 2007				
Reported earnings	$568	$110	$610	$1,288
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	32			32
PJM billing dispute	(1)			(1)
Sale of Latin American businesses			259	259
Sale of telecommunication operations	(23)			(23)
Sale of gas and propane businesses		(44)		(44)
Settlement of Wallingford cost-based rates	33			33
Impairment of certain transmission rights	(13)			(13)
Change in U.K. tax rate			54	54
Workforce reductions	(4)	(1)	(4)	(9)
	24	(45)	309	288
Earnings from ongoing operations	$544	$155	$301	$1,000
Change excluding special items	($241)	$12	($10)	($239)

A-9

ppl

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date December 31, 2008				
Reported earnings	$1.27	$0.43	$0.77	$2.47
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.67			0.67
Asset impairments	(0.05)			(0.05)
Impairments & other impacts - EAs	(0.07)			(0.07)
Impairment of nuclear decom. trust investments	(0.04)			(0.04)
Sale of gas and propane businesses		(0.01)		(0.01)
Colstrip groundwater litigation	(0.01)			(0.01)
Synfuel tax adjustment	(0.04)			(0.04)
	0.46	(0.01)		0.45
Earnings from ongoing operations	$0.81	$0.44	$0.77	$2.02
Year-to-Date December 31, 2007				
Reported earnings	$1.48	$0.29	$1.58	$3.35
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.08			0.08
Sale of Latin American businesses			0.67	0.67
Sale of telecommunication operations	(0.06)			(0.06)
Sale of gas and propane businesses		(0.11)		(0.11)
Settlement of Wallingford cost-based rates	0.09			0.09
Impairment of certain transmission rights	(0.04)			(0.04)
Change in U.K. tax rate			0.14	0.14
Workforce reductions	(0.01)		(0.01)	(0.02)
	0.06	(0.11)	0.80	0.75
Earnings from ongoing operations	$1.42	$0.40	$0.78	$2.60
Change excluding special items	($0.61)	$0.04	($0.01)	($0.58)

A-10

ppl

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-11  2008 2007 Change  Per Share  (after-tax)  Synfuel  Tax Credit  Reclass (a)  Per Share  Adjusted  (after-tax)  Eastern U.S., pre-tax $1,286 $1,555 ($269) ($0.42) $0.04 ($0.38)  Western U.S., pre-tax 278 269 9 0.01 0.01  Domestic gross energy margins, pre-tax $1,564 $1,824 ($260) ($0.41) $0.04 ($0.37)  2008 2007  Operating Income $1,819 $1,683  Adjustments:  Energy-related businesses, net (38) (7)  Other operation and maintenance 1,430 1,373  Amortization of recoverable transition costs 293 310  Depreciation 461 446  T axes, other than income 289 298  Revenue adjustments (b) (3,256) (2,017)  Expense adjustments (b) 566 (262)  Domestic gross energy margins $1,564 $1,824  Year Ended December 31,  Year Ended December 31,  (Millions of Dollars)  (a) Reclassified for presentation purposes.  (b) See additional information on the following slide.

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-12  2008 2007  Revenue adjustments  WPD utility revenue ($824) ($863)  Domestic delivery component of utility revenue (1,325) (1,308)  Other utility revenue (52) (48)  RMR revenues (52)  Mark-to-market adjustments from certain economic activity (1,061) 145  Gains from sale of emission allowances 6 109  Total revenue adjustments ($3,256) ($2,017)  Expense adjustments  Mark-to-market adjustments from certain economic activity ($631) $200  Domestic electric ancillaries (54) (50)  Gross receipts tax 113 112  Other 6  Total expense adjustments ($566) $262  Year Ended December 31,  (Millions of Dollars)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2009 2009 2008 2007 2006  Per Share Earnings from Ongoing Operations $1.90 $1.60 $2.02 $2.60 $2.25  Special items (net of taxes):  economic hedges 0.67 0.08 (0.03)  Reversal of cost recovery - Hurricane Isabel (0.02)  Impairment of synfuel-related assets (0.01)  Sale of interest in Griffith (0.04)  Reduction in Enron reserve 0.03  Off-site remediation of ash basin leak 0.02  PJM billing dispute 0.01  Realization of benefits related to Black Lung Trust  assets 0.05  Susquehanna workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.04) (0.01)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of certain transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.02)  Synfuel tax adjustment (0.04)  Colstrip groundwater litigation (0.01)  Asset impairments (0.05)  Impairments & other impacts - Emission Allowances (0.07)  0.00 0.00 0.45 0.75 (0.01)  Reported Earnings Per Share $1.90 $1.60 $2.47 $3.35 $2.24  Note: Per share amounts are based on diluted shares outstanding.  MTM adj's from energy-related, non-trading  Forecast Actual  A-13

A-14 Issuer Rating BBB Tax-Exempt Bonds* Aaa AAA Outlook STABLE NEGATIVE STABLE Senior Secured Debt A3 A- A Commercial Paper P-2 A-2 F-2 Preferred Stock Baa3 BBB BBB Issuer Rating Baa1 A- BBB First Mortgage Bonds A3 A- A Tax- Exempt Bonds** Baa1 AA Preference Stock Baa3 BBB BBB PPL Electric Utilities Senior Unsecured Debt Baa2 BBB- BBB Subordinated Debt Baa3 BB+ BBB Outlook STABLE STABLE STABLE PPL Capital Funding Issuer Rating BBB BBB Senior Notes Baa2 BBB BBB+ Outlook STABLE NEGATIVE STABLE PPL Energy Supply Outlook STABLE NEGATIVE STABLE Issuer Rating Baa2 BBB BBB PPL Corporation Moody’s Standard & Poor’s Fitch * Letter of Credit-Backed Security ** Insured Security

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-15

Forward-Looking Information Statement  A-16  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins,  sales and supply, marketing performance, hedging, growth, revenues, expenses, rates, regulation, cash flows, credit  profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating  capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although  PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are  reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the  results discussed in the statements. The following are among the important factors that could cause actual results to differ  materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; volatility in  financial or commodities markets; weather conditions affecting customer energy usage and operating costs; competition in  power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its  subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance,  including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions  and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;  receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries;  the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity  securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans;  the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in  states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of  threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation,  including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.11

 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual  or nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic hedges and impairments  of securities in PPL’s nuclear decommissioning trust funds. These energy-related, non-trading economic hedges are used to hedge a  portion of the economic value of PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to  changes in fair value due to market price volatility of the input and output commodities (e.g., coal and power). The mark-to-market impact  of these hedges is economically neutral to the company because the mark-to-market gains or losses on the energy hedges will reverse as  the hedging contracts settle in the future. Earnings from ongoing operations should not be considered as an alternative to reported  earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting  principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to  investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions.  PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies  may use different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment  of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash  flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non- GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain  operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies  may calculate free cash flow before dividends in a different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading  activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL  believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's  domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins" is  not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating  performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in  determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading  activities.  Definitions of Financial Measures  A-17